Exhibit (18)

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Stockholder Meeting 6363 College Boulevard, Suite 100A Overland Park, Kansas 66211 on November 25, 2024

Please detach at perforation before mailing.

TORTOISE PIPELINE & ENERGY FUND INC. JOINT SPECIAL MEETING OF STOCKHOLDERS
COMMON SHARES & PREFERRED SHARES	TO BE HELD ON NOVEMBER 25, 2024

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of common shares of Tortoise Pipeline & Energy Fund, Inc. appoints Tom Florence, Jeffrey Kruske and Jennifer Black, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the joint special meeting of stockholders of Tortoise Pipeline & Energy Fund, Inc. to be held on November 25, 2024, at 10:00 a.m., Central Time, and at any adjournments or postponements thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting or any adjournment or postponement thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

TTP [●]

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY STOCKHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Stockholders to be held on November 25, 2024.

The Joint Proxy Statement/Prospectus for this meeting is available at:

https://vote.proxyonline.com/TortoiseFunds/docs/[●]

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal

1.

Approve Merger – The Board of Directors recommends a vote “FOR” the proposal below.

To authorize the merger of Tortoise Pipeline & Energy Fund, Inc. with and into a wholly-owned subsidiary of Tortoise Power and Energy Infrastructure Fund, a series of Tortoise Capital Series Trust and a newly formed exchange traded fund.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

B	Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	TTP [●]	xxxxxxxx

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 6363 College Boulevard, Suite 100A Overland Park, Kansas 66211 on November 25, 2024

Please detach at perforation before mailing.

TORTOISE ENERGY INDEPENDENCE FUND, INC. JOINT SPECIAL MEETING OF STOCKHOLDERS
COMMON SHARES	TO BE HELD ON NOVEMBER 25, 2024

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of common shares of Tortoise Energy Independence Fund, Inc. appoints Tom Florence, Jeffrey Kruske and Jennifer Black, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the joint special meeting of stockholders of Tortoise Energy Independence Fund, Inc. to be held on November 25, 2024, at 10:00 a.m., Central Time, and at any adjournments or postponements thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting or any adjournment or postponement thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NDP [●]

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY STOCKHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Stockholders to be held on November 25, 2024.

The Joint Proxy Statement/Prospectus for this meeting is available at:

https://vote.proxyonline.com/TortoiseFunds/docs/[●]

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal

1.

Approve Merger – The Board of Directors recommends a vote “FOR” the proposal below.

To authorize the merger of Tortoise Energy Independence Fund, Inc. with and into a wholly-owned subsidiary of Tortoise Power and Energy Infrastructure Fund, a series of Tortoise Capital Series Trust and a newly formed exchange traded fund.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

B	Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	NDP [●]	xxxxxxxx

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 6363 College Boulevard, Suite 100A Overland Park, Kansas 66211 on November 25, 2024

Please detach at perforation before mailing.

TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC. JOINT SPECIAL MEETING OF STOCKHOLDERS
COMMON SHARES	TO BE HELD ON NOVEMBER 25, 2024

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of common shares of Tortoise Power and Energy Infrastructure Fund, Inc. appoints Tom Florence, Jeffrey Kruske and Jennifer Black, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the joint special meeting of stockholders of Tortoise Power and Energy Infrastructure Fund, Inc. to be held on November 25, 2024, at 10:00 a.m., Central Time, and at any adjournments or postponements thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting or any adjournment or postponement thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

TPZ [●]

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY STOCKHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Stockholders to be held on November 25, 2024.

The Joint Proxy Statement/Prospectus for this meeting is available at:

https://vote.proxyonline.com/TortoiseFunds/docs/[●]

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal

1.

Approve Merger – The Board of Directors recommends a vote “FOR” the proposal below.

To authorize the merger of Tortoise Power and Energy Infrastructure Fund, Inc. with and into a wholly-owned subsidiary of Tortoise Power and Energy Infrastructure Fund, a series of Tortoise Capital Series Trust and a newly formed exchange traded fund.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

B	Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	TPZ [●]	xxxxxxxx